Exhibit 99.1

Coastal Names Seasoned Fintech Leader Brandon Soto as New Chief Financial Officer

EVERETT, Wash., September 22, 2025 (GLOBE NEWSWIRE) -- Coastal Financial Corporation (Nasdaq: CCB) (the “Company”), and its subsidiary, Coastal Community Bank (the “Bank”), today announced the appointment of Brandon Soto as Chief Financial Officer, effective October 1st, 2025. Mr. Soto joins the Bank after an impactful tenure as the Chief Financial Officer of Square Financial Services, Inc. (a subsidiary of Block, Inc.), where he played a pivotal role in building and scaling the financial operations of one of the nation’s most innovative banking entities.

Mr. Soto’s appointment as CFO marks a new chapter for Coastal, reaffirming its dedication to operating excellence, strong regulatory stewardship, and the continued scaling of both its fintech and community banking divisions. With more than two decades of experience spanning major financial institutions and fintech brands, Mr. Soto brings a wealth of industry expertise and strategic foresight.

During his seven-year tenure as Chief Financial Officer of Square Financial Services, Mr. Soto oversaw all aspects of the bank’s financial operations. He played a central role in the preparation and submission of the bank’s charter application, ultimately securing approvals from both the Federal Deposit Insurance Corporation and the Utah Department of Financial Institutions. Mr. Soto directed the Finance function, encompassing accounting, financial analysis, budgeting, forecasting, and comprehensive financial reporting to the Board of Directors, management, and regulators. He also managed all Treasury activities, including funding, asset-liability management, and interest rate risk management. Under his leadership, Square Financial Services consistently met its capital requirements and effectively positioned itself for disciplined, strategic growth.

Mr. Soto’s career includes leadership roles at several high-profile institutions. At Green Dot Bank (a subsidiary of Green Dot Corporation), he served as CFO and later Chief Administrative Officer, scaling financial and reporting infrastructure while broadening his operational perspective. Other key positions include Controller at Sallie Mae Bank during a period of rapid growth. Mr. Soto also held senior financial roles at Chrysler Financial Bank (in application), Allegiance Direct Bank, Toyota Financial Savings Bank, JPMorgan Chase, Volvo Commercial Credit Corp, Franklin-Templeton Bank & Trust, First USA Paymentech, and Discover Financial Services, building a foundation in controllership, forecasting, treasury operations and regulatory reporting.

Mr. Soto holds an MBA with a Graduate Certificate in Accounting from Westminster University and a Bachelor of Science in Finance and Accounting from the University of Utah. He is a licensed CPA in Utah and a graduate of the McKinsey Hispanic & Latino Executive Leadership Program, underscoring his commitment to lifelong learning and leadership development.

Throughout his career, Mr. Soto has championed economic empowerment and financial inclusion, shaping his approach to leadership and innovation. His transition to Coastal comes at a pivotal time, and the Bank’s leadership expressed deep enthusiasm for his appointment. “Brandon’s extraordinary record of accomplishment and commitment to financial empowerment and innovation are precisely what Coastal needs as we pursue our mission of serving communities, modernizing operations, and creating lasting value to our customers, partners, and shareholders,” said Eric Sprink, the Company’s CEO.

About Coastal Financial

The Company, is an Everett, Washington based bank holding company whose wholly owned subsidiaries are the Bank and Arlington Olympic LLC.  The Bank, which has $4.48 billion in assets, provides service through 14 branches in Snohomish, Island, and King Counties, the Internet and its mobile banking application. The Bank provides banking as a service to digital financial service providers, companies and brands that want to provide financial services to their customers through the Bank’s CCBX segment. To learn more about the Company visit www.coastalbank.com. Member FDIC.

Contact
Eric Sprink, Chief Executive Officer, (425) 357-3659
Joel Edwards, Executive Vice President & Chief Financial Officer, (425) 357-3687
Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. Any statements about our management’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Any or all of the forward-looking statements in this press release may turn out to be inaccurate. The inclusion of or reference to forward-looking information in this press release should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of risks, uncertainties and assumptions that are difficult to predict. Factors that could cause actual results to differ materially from those in the forward-looking statements include, without limitation, the risks and uncertainties discussed under “Risk Factors” in our Annual Report on Form 10-K for the most recent period filed and in any of our subsequent filings with the Securities and Exchange Commission.

If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from what we anticipate. You are cautioned not to place undue reliance on forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as required by law.

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